TRADE RECEIVABLES, NET - Schedule of Trade Receivables (Details) - USD ($)	Jun. 30, 2026	Dec. 31, 2025
Trade receivables
Trade receivables from IFM services	$ 5,537,653	$ 6,776,366
Trade receivables from manpower outsourcing services	5,411,093	5,219,315
Trade receivables from other services	241,551	211,327
Subtotal:	11,190,297	12,207,008
Allowance for expected credit losses	(126,784)	(68,666)
Trade receivables, net	$ 11,063,513	$ 12,138,342